Exhibit 99

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                                   Adopted by
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of PATRIOT NATIONAL BANCORP, INC. (the "Company") on Form 10-KSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Angelo De Caro, Chief Executive Officer, and Robert F. O'Connell, Chief Financial Officer, of the Company, certify pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



                                           /s/ Angelo De Caro
                                           ---------------------------------
                                           Angelo De Caro,
                                           Chief Executive Officer


                                           /s/ Robert F. O'Connell
                                           ---------------------------------
                                           Robert F. O'Connell,
                                           Chief Financial Officer





March 28, 2003